                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-3 Nos. 333-46927 and 333-75802; and Form S-8 Nos. 33-96728, 333-53505,
333-82537, 333-42190, 333-62840, 333-73078 and 333-91384 of our report dated
July 18, 2002, with respect to the consolidated financial statements of ISA International plc for the year ended December 31, 2001 included in this Form 8-K/A.

/s/ ERNST & YOUNG LLP
Ernst & Young LLP

Leeds, England
July 18, 2002